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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-35541


                       SUPPLEMENT TO THE PROSPECTUS OF
                       DEAN WITTER PACIFIC GROWTH FUND

                           DATED DECEMBER 26, 1996

   The seventh paragraph of the section entitled "The Fund and its Management" in the above Prospectus is revised to reflect that, effective May 1, 1997, the Directors of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $2 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 1.0% of the portion of the daily net assets not exceeding $1 billion; 0.95% of the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.90% of daily net assets exceeding $2 billion.


May 2, 1997